EXHIBIT 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Quarterly Report of IC2E International, Inc. (the "Company") on Form 10-QSB for the three month period ended  September 30, 2006, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Thomas Charlton, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 14, 2007

s/s Thomas Charlton

     Thomas Charlton, Chief Executive Officer